UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 21, 2023
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On February 23, 2023, Bandwidth Inc. (“Bandwidth”) issued a press release reporting its financial results for the fourth quarter ended December 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On February 21, 2023, the board of directors of Bandwidth appointed Devin M. Krupka, Bandwidth’s Controller, as Bandwidth’s principal accounting officer. Daryl E. Raiford, who had previously been designated as Bandwidth’s principal accounting officer, will continue in his role as Bandwidth’s Chief Financial Officer and principal financial officer.
Mr. Krupka, age 36, joined Bandwidth in August 2016 and served in various internal audit and accounting roles until March 2022, when he was named as Senior Vice President, Corporate Controller. From 2008 to 2012, Mr. Krupka was an Associate and then Senior Associate with PricewaterhouseCoopers in its external audit practice. Mr. Krupka obtained a Bachelor of Arts from Cedarville University in dual majors of Accounting and Finance, and is a Certified Public Accountant.
There are no arrangements or understandings between Mr. Krupka and any other person pursuant to which Mr. Krupka was named as principal accounting officer. There are no transactions between Mr. Krupka and Bandwidth that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.
As previously announced through a press release, dated February 2, 2023, issued by Bandwidth, on February 23, 2023, representatives of Bandwidth’s management team will hold a virtual investor day from 8:30 am to 10:00 am ET. The investor presentation will be posted at 8:30 am on February 23, 2023 on Bandwidth’s investor relations website at investors.bandwidth.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Bandwidth Inc. press release, dated February 23, 2023
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: February 23, 2023	By:	/s/ Daryl E. Raiford
	Name:	Daryl E. Raiford
	Title:	Chief Financial Officer